CONSTRUCTION LOAN AGREEMENT
                           ---------------------------


     THIS  CONSTRUCTION  LOAN  AGREEMENT is made and entered into as of the 15th
                                                                            ----
day of December, 1999, by and between GREATER HOUSTON GULF PARTNERS, LTD., a Texas limited partnership ("Borrower"), whose address is 2302 Fannin, 5th Floor, Houston, Texas 77002, and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender"), whose address is Five Post Oak Park, 4400 Post Oak Parkway, Houston, Texas 77027.

                                   ARTICLE I.

                               DEFINITION OF TERMS

     As used in this Agreement, the following terms shall have the respective meanings indicated below:

     ADVANCE:  A  disbursement  by  Lender,  whether  by  deposit  to Borrower's
     -------
account, check to third party or otherwise, of any of the proceeds of the Loan, any insurance proceeds or Borrower's Deposit.

     AFFIDAVIT  FOR PAYMENT: An affidavit, executed by the Borrower, in the form
     ----------------------
attached  hereto  as  Exhibit  "E"  relating  to  each  Request  for  Advance.
                      -----------

     AGREEMENT:  This Construction Loan Agreement, as the same may be amended or
     ---------
supplemented  from  time  to  time.

     ALLOCATIONS:  The  line  items  set  forth  in the Project Budget for which
     -----------
Advances  of  Loan  proceeds  will  be  made.

     APPRAISAL:     An  appraisal  or  appraisals  obtained or to be obtained by
     ---------
Lender from a qualified appraiser satisfactory to Lender prepared in accordance with the requirements for appraisal standards for national banks published by the Office of the Comptroller of the Currency on August 24, 1990, as amended, or as otherwise required by applicable law or Lender's then current appraisal requirements, the cost for which shall be paid for by Lender but reimbursed to Lender by Borrower within ten (10) days after written request therefor, which request shall include a copy of the invoice or statement with respect to such Appraisal.

     APPROVED  COSTS: Those costs and expenses incurred and paid by Borrower for
     ---------------
the acquisition of the Land, the construction of the Improvements, and other costs related thereto, evidence of the payment of which shall be furnished to Lender for Lender's approval, which approval shall not be unreasonably withheld or delayed.

     ASSIGNMENTS:     Collectively,  the  Assignment  of  Rents  and Leases, the
     -----------
Assignment of Rights Under Construction Contract and Subordination Agreement, and the Assignment of Design Work Product and Permits.

ASSIGNMENT  OF DESIGN WORK PRODUCT AND PERMITS: A written agreement, executed by
----------------------------------------------
Borrower in favor of Lender, in form and substance satisfactory to Lender, whereby all design work, engineering work, test reports, surveys, building permits, appraisals, development rights, utility commitments, potable and waste water capacities and other matters related to the development of the Land and the construction of the Improvements are assigned to Lender to secure the Loan.

     ASSIGNMENT OF RENTS AND LEASES:  The Assignment of Rents and Leases of even
     ------------------------------
date  herewith  executed  by  Borrower  in  favor  of  Lender.

     ASSIGNMENT  OF  RIGHTS  UNDER  CONSTRUCTION  CONTRACT  AND  SUBORDINATION
     -------------------------------------------------------------------------
AGREEMENT:  A  written agreement executed by Borrower and Contractor in favor of
---------
Lender, in form and substance satisfactory to Lender, whereby all of Borrower's rights in and to the Construction Contract are assigned to Lender to secure the Loan and whereby Contractor agrees that the Construction Contract and all derivative rights thereunder are subordinate in all respects to the lien of the Deed of Trust.

     BORROWER'S  DEPOSIT:  Such  cash  amounts  as Lender may deem necessary for
     -------------------
Borrower to deposit with it in accordance with the applicable provisions of this Agreement.

     COMMITMENT  FEE:  A  fee  in the amount of $44,325.00 which will be paid to
     ---------------
Lender  prior  to  the  Initial  Advance.

     COMMENCEMENT DATE: December 15, 1999.
     -----------------           --

     COMPLETION DATE:  December 15, 2001.
     ---------------            --

     COMPLETION  OF THE IMPROVEMENTS: The occurrence of the satisfaction of each
     -------------------------------
of the following conditions: (i) receipt by Lender of a certification from Contractor, in form and substance acceptable to Lender, certifying that the Improvements have been completed in compliance with all Governmental Requirements and restrictive covenants, if any, affecting the Land, free and clear of liens or claims for liens for material supplied or for labor or services performed in connection with the construction of the Improvements; and
(ii) Lender shall have received certified copies of certificates of compliance and certificates of occupancy for the Improvements, if applicable.

     CONSTITUENT  PARTY:  Greater  Houston  Gulf  Partners,  G.P., Inc., a Texas
     ------------------
corporation,  and  sole  general  partner  of  Borrower.

     CONSTRUCTION  ADVANCE  ACCOUNT:  An  account  established  by Borrower with
     ------------------------------
Lender (in which Borrower shall at all times maintain a minimum balance of $1,000.00) into which all Advances (excluding direct disbursements made by Lender pursuant to this Agreement) will be deposited and against which checks will be drawn only for the payment of all bills for labor and materials incident to the construction of the Improvements and for other items in the Project Budget.

     CONSTRUCTION  RESERVE  ACCOUNT:  An  account  established  by Borrower with
     ----------------------------
Lender (in which Borrower shall at all times maintain a minimum balance of $1,000.00) into which excess proceeds from the sale of any Unit will be deposited in accordance with Article X of this Agreement, and which will be drawn only for the payment of all bills for labor and materials incident to the construction of the Improvements and for other items in the Project Budget, and for monthly interest payments to Rampart pursuant to the Rampart Loan. A maximum of $300,000.00 shall be deposited into the Construction Reserve Account.

     CONSTRUCTION  CONTRACT:  Collectively, all contracts and agreements entered
     ----------------------
into between Borrower and Contractor pertaining to the development, construction and completion of the Improvements.

     CONTRACTOR:  Any  person  or  entity  with  whom Borrower contracts for the
     ----------
development, construction and completion of the Improvements or any portion thereof, subject to the reasonable approval of the Lender.

     DEED  OF  TRUST:  The  Deed  of Trust, Security Agreement and Assignment of
     ---------------
Rents of even date herewith pursuant to which Borrower conveys the Project to secure the Loan.

     ENVIRONMENTAL  REPORT:  Such report or reports which evidence the Project's
     ---------------------
compliance with the requirements of all applicable environmental protection laws, rules and regulations, including, without limitation, the Phase I Environmental Site Assessment required to be obtained by Borrower as a condition precedent to the Initial Advance.

     EVENT  OF DEFAULT: Any happening or occurrence described in Section 7.01 of
     -----------------                                           ------------
this  Agreement.

     FINANCIAL  STATEMENTS:  Collectively,  (i)  certified  unaudited  financial
     ---------------------
statements of Borrower and of Guarantor prepared in accordance with sound accounting practices consistently applied by and certified to be true and correct by Borrower and Guarantor, as applicable, which financial statements shall consist of a balance sheet and related statements of income and expenses and cash flow statements (both actual and projected), and which financial statements of Borrower and of Guarantor shall also include statements of sources and application of funds and available credit facilities and a statement of all contingent liabilities; and (ii) certified unaudited financial statements of the Project prepared in accordance with sound accounting practices consistently applied by and certified to be true and correct by Borrower, which financial statements shall consist of a balance sheet and related statements of income and expenses and cash flow statements (both actual and projected).

     FINANCING  STATEMENT:  The  financing statement or financing statements (on
     ---------  ---------
Standard Form UCC1 or otherwise) executed and delivered by Borrower in connection with the Loan Documents.

     GOVERNMENTAL AUTHORITY:  Any and all courts, boards, agencies, commissions,
     ----------------------
offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

     GOVERNMENTAL  REQUIREMENTS:  All  statutes,  laws,  ordinances,  rules,
     --------------------------
regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower, Guarantor, or the Project.

     GUARANTOR:  Collectively, James  Emerson  and  Schuyler  Pulford.
     ---------

     GUARANTY:  That or those instruments of guaranty now or hereafter in effect
     --------
from Guarantor to Lender guaranteeing the repayment of all or any part of the Loan, and the satisfaction of, or continued compliance with, the covenants contained in this Agreement or both.

     IMPROVEMENTS:  The  redevelopment and rehabilitation of a maximum of 96 fee
     ------------
simple townhomes, including, but not limited to, exterior restoration, landscaping, and interior construction and decoration.

     INITIAL  ADVANCE: The Advance to be made at the time Borrower satisfies the
     ----------------
conditions  set  forth  in Section 3.01 of this Agreement, which Initial Advance
                           ------------
shall  not  exceed  the  amount  set  forth  in  Section 3.08 of this Agreement.
                                                 ------------

     INSPECTING  ARCHITECT: A person or entity retained and designated by Lender
     ---------------------
from time to time who will inspect the Improvements from time to time (but, at a minimum, at least every thirty (30) days) for the benefit of Lender. The fees of the Inspecting Architect shall be paid for by Lender, but reimbursed to Lender by Borrower.

     INSURANCE  POLICIES:  The  insurance  policy  or  policies  required  to be
     -------------------
obtained  and maintained by Borrower pursuant to the terms of the Deed of Trust.

     LAND:  The  real  property  or  interest  therein  described in Exhibit "A"
     ----                                                            ----------
attached  hereto  and  incorporated  herein  by  this  reference.

     LEASES:  Borrower's  interest  in  and  to  any  and all leases, subleases,
     ------
licenses, concessions or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Land and the improvements thereon, together with all security and other deposits made in connection therewith.

     LIMITED  PARTNERSHIP  AGREEMENT:  That  certain  Agreement  of  Limited
     -------------------------------
Partnership of GREATER HOUSTON GULF PARTNERS, LTD., a Texas limited partnership, dated as of December 15, 1999, by and between Greater Houston Gulf Partners,
                         --
G.P., Inc., a Texas corporation, as General Partner, and the Limited Partner specified therein, the certificate of which was filed in the Office of the Secretary of State of the State of Texas, Corporations Section, on November 9, 1999.

     LOAN:  The construction loan evidenced by the Note.
     ----

     LOAN  AMOUNT:  An  amount  not  to exceed the least of (i) TWO MILLION NINE
     ------------
HUNDRED FIFTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,955,000.00), (ii) the product obtained by multiplying the value of the Project as reflected the Appraisal by sixty-five percent (65%), or (iii) an amount equal to the product of (A) $28.10 times (B) the total number of livable square feet contained in the Units actually acquired by Borrower. For purposes of this definition, it is hereby agreed that the number of livable square feet in each Unit shall be determined based upon the four (4) basic floor plans containing either 960, 1050, 1100 or 1200 square feet.

     LOAN  DOCUMENTS:  The  Note,  the  Deed  of  Trust,  this  Agreement,  the
     ---------------
Assignments, the Financing Statement, the Guaranty, and any and all other documents now or hereafter executed by the Borrower, Guarantor, or any other person or party in connection with the Loan, the indebtedness evidenced by the Note, or the covenants contained in this Agreement.

     MATURITY  DATE:  December  15,  2001.
     --------------             --

     MAXIMUM  RATE:  At  any  time,  the  maximum  rate  of nonusurious interest
     -------------
permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to any holder of the Note for the purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

     NOTE:  The  promissory  note dated as of even date herewith in the original
     ----
principal sum of $2,955,000.00 (together with all renewals and extensions thereof) which has been executed and delivered by Borrower to Lender representing the Loan.

     PROJECT:  Collectively, the Land and the Improvements.
     -------

     PROJECT  BUDGET:  The  budget  which  is  set forth on Exhibit "D" attached
     ---------------                                        ----------
hereto  and  incorporated  herein  by  reference.

     RAMPART  LOAN:  A  loan  in  the  amount  of  $1,100,000.00 made by Rampart
     -------------
Properties Corporation to Borrower, evidenced by that certain Promissory Note dated of even date herewith, executed by Borrower and payable to Rampart, and secured in part by a second lien Deed of Trust covering the Project.

     REQUEST FOR ADVANCE: A certificate of Borrower in substantially the form of
     -------------------
that  which  is  attached  hereto  as Exhibit "F" and made a part hereof for all
                                      ----------
purposes. Such certificate shall be accompanied by copies of billing statements, vouchers or invoices from the parties named therein, in form and substance satisfactory to Lender.

     TITLE  INSURANCE:  One  or  more  title  insurance  commitments, binders or
     ----------------
policies, as Lender may require, issued by the Title Insurance Company, on a coinsurance or reinsurance basis (with direct access in Texas) if and as required by Lender, in the maximum amount of the Loan insuring or committing to insure that the Deed of Trust constitutes a valid lien covering the Project subject only to those exceptions which Lender may approve.

     TITLE  INSURANCE  COMPANY:  American Title Company, acting as issuing agent
     -------------------------
for  First  American  Title  Insurance  Company.

     UNITS:  A  maximum  of  96  fee  simple  townhome units to be purchased and
     -----
rehabilitated  by  Borrower,  together  with  all  rights  appurtenant  thereto.

                                   ARTICLE II.

                                    THE LOAN

     2.01     Agreement  to Lend. Lender hereby agrees to lend up to, but not in
              ---------  -------
excess of, the Loan Amount to Borrower, and Borrower hereby agrees to borrow such sum from Lender, all upon and subject to the terms and provisions of this Agreement, such sum to be evidenced by the Note. Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, in no event shall Lender be obligated to fund or advance to Borrower hereunder any amount which would exceed Borrower's legal lending limit. No principal amount repaid by Borrower may be reborrowed by Borrower. Borrower's liability for repayment of the interest on account of the Loan shall be limited to and calculated with respect to Loan proceeds actually disbursed to Borrower pursuant to the terms of this Agreement and the Note and only from the date or dates of such disbursements. Interest under the Note shall commence to accrue in accordance with the terms of the Note as of the date of disbursal or wire transfer of proceeds by Lender, notwithstanding whether Borrower shall receive the benefit of such monies as of such date and even if such monies are held in escrow pursuant to the terms of any escrow arrangement or agreement. When monies are disbursed by wire transfer, then such money shall be considered advanced at the time of the transmission of the wire, rather than the time of receipt thereof by the receiving bank. With regard to the repayment of the Loan, interest shall continue to accrue on any amount repaid until such time as the repayment has been received and cleared by Lender at its principal office located in Houston, Texas. Upon the occurrence of an Event of Default, Lender may, in Lender's discretion, disburse Loan proceeds directly to third parties to pay costs or expenses required to be paid by Borrower pursuant to this Agreement. Loan proceeds disbursed directly by Lender to pay costs or expenses required to be paid by Borrower pursuant to this Agreement shall constitute Advances to Borrower.

     2.02  Allocations.  The  purposes for which Loan proceeds are allocated and
           -----------
the  respective amounts of such Allocations are set forth in the Project Budget.

     2.03  Advances.  The  Allocations  shall  be disbursed for the purposes set
           --------
forth in the Project Budget. Lender shall not be obligated to make an Advance for an Allocation set forth in the Project Budget to the extent that the amount of the Advance for such Allocation would, when added to all prior Advances for such Allocation, exceed the total of such Allocation as set forth in the Project

Budget,  subject  however,  to  the  provisions of Section 2.05 and Section 2.06
                                                   ------------     ------------
hereof. Lender shall not be obligated to advance to Borrower any sums under this Agreement after maturity (however maturity occurs) of the Loan.

     2.04  Limitation on Advances. To the extent that Loan proceeds disbursed by
           ----------------------
Lender pursuant to a particular Allocation are insufficient to pay all costs associated with such Allocation, Borrower shall pay such excess costs with funds derived from sources other than the Loan. To the extent that Loan proceeds disbursed by Lender pursuant to the Allocations are insufficient to pay all costs required for the development, construction and completion of the Project, Borrower shall pay such excess costs with funds derived from sources other than the Loan. Subject to Section 2.05 and Section 2.06 herein, in no event shall
                         ------------     ------------
Lender be required to make any Advance for any item in excess of the amount budgeted for such item as an Allocation in the Project Budget, nor shall Lender be obligated to make any Advance if the undisbursed Loan proceeds budgeted in the Project Budget for any particular item, including interest, shall at any time appear, in the reasonable judgment of Lender, to be less than the amount which will be required for such item prior to completion of the Improvements pursuant to the Plans and Specifications, unless and until Borrower shall have complied with Section 3.05 of this Agreement. Under no circumstances shall the
                ------------
sum  of  all  Advances  made  exceed  the  Loan  Amount.

     2.05     Reallocations.  In  the event that Borrower can demonstrate to the
              -------------
Lender, by documentation reasonably acceptable to Lender, that there exists a cost savings in any particular Allocation, then Lender agrees to reallocate such cost savings and to disburse Loan proceeds allocated to any such Allocation (other than the Interim Interest Allocation, as to which Lender shall not be obligated to reallocate any such cost savings) where a cost savings exists for such other purposes or in such different proportions as Lender may, in its reasonable discretion, deem necessary or advisable. Except as set forth in this
Section  2.05 and Section 2.06 of this Agreement, Borrower shall not be entitled
-------------     ------------
to require that Lender, and Lender shall not be obligated to, reallocate funds among the Allocations.

     2.06     Contingency  Allocations.  Any  amount  allocated  in  the Project
              ------------------------
Budget for "contingencies" or other non-specific purposes may be re-allocated to hard cost line items, but not to soft cost line items. Upon completion of the Improvements, any amount allocated in the Project Budget for "contingencies" or other non-specific purposes may, upon the reasonable approval of the Lender, be reallocated to the Construction Contract Allocation and "soft costs." The Lender shall be deemed to have approved of such reallocation if approval has not been denied five (5) business days after the receipt of such request for approval.

                                  ARTICLE III.

                                    ADVANCES

     3.01  Conditions  to  Initial Advance. The obligation of Lender to make the
           -------------------------------
Initial Advance hereunder is subject to the prior or simultaneous occurrence of each of the following conditions:

     (a) Borrower shall have furnished the Title Insurance to Lender, at the sole expense of Borrower.

     (b) Borrower shall have furnished to Lender a current survey of the Project, certified by a registered surveyor or engineer, to Lender, Borrower, and the Title Insurance Company, showing all easements, building or setback lines, rights-of-way and dedications affecting the Project, showing no state of facts objectionable to Lender, and otherwise in form acceptable to Lender.

     (c) Borrower shall have furnished to Lender, in form and substance satisfactory to Lender, letters from appropriate utility companies and each applicable Governmental Authority (or other satisfactory documents) evidencing the availability, when needed, of all necessary utilities at the boundary lines of the Project, including sanitary sewer facilities, storm sewer facilities, public water, telephone, electricity, and municipal services.

     (d) Borrower shall have furnished to Lender, in form and substance satisfactory to Lender, letters from each applicable Governmental Authority evidencing that the present and proposed use of the Land and construction thereon complies with all Governmental Requirements. Further, Borrower shall have furnished to Lender evidence that the present and proposed use of the Land and construction of the Improvements contemplated thereon complies with all applicable deed restrictions and other restrictive covenants affecting the Land.

     (e) Borrower shall have furnished to Lender all soils and geological tests and reports with respect to the Land on which the Improvements are located, which reports shall contain no fact or condition which is unacceptable to Lender.

     (f) Borrower shall have furnished to Lender a Phase I Environmental Site Assessment of the Project, the form and substance of such report and the professional firm conducting such audit and preparing such report to be satisfactory to Lender.

     (g) Borrower shall have furnished to Lender certified copies of authority documents for Borrower and the Constituent Party authorizing the execution, delivery and performance of all of the Loan Documents and authorizing the borrowing hereunder, along with such certificates of existence, certificates of good standing and other certificates and documents as Lender may reasonably require to evidence Borrower's or such Constituent Party's authority.

     (h) Borrower shall have furnished to Lender true copies of all organization documents of Borrower, including the Limited Partnership Agreement and all amendments or supplements thereto, along with such certificates and other documents as Lender may reasonably require to evidence Borrower's authority.

     (i) Borrower shall have furnished to Lender true copies of all organizational documents of the Constituent Party and all amendments and supplements thereto.

     (j) Borrower shall have furnished to Lender an opinion of counsel for Borrower, which opinion shall be in form and substance reasonably satisfactory to Lender.

     (k) Borrower shall have furnished to Lender the Project Budget showing the total costs, including, but not limited to, such related nonconstruction items as interest during construction, commitment, legal, architect and real estate agents' fees, plus the amount of direct construction items required to be paid to satisfactorily complete the Project, free and clear of liens or claims for liens for material supplied and for labor and services performed.

     (l) Lender shall have received from Borrower and from Guarantor current Financial Statements.

     (m) Lender shall have received and shall have approved the Appraisal, which Appraisal shall reflect an "as-improved" value of not less than $4,546,154.00.

     (n) Lender shall have received, and approved, the insurance policy or policies required to be obtained and maintained by Borrower pursuant to the terms of the Deed of Trust.

     (o) Lender shall have received from Borrower all of the Loan Documents duly executed by Borrower and, where required, by Guarantor; and the Loan Documents shall remain outstanding and enforceable in accordance with their terms, all as required hereunder.

     (p) Lender shall have received evidence that Borrower has expended, other than from the proceeds of the Loan, $1,100,000.00 or more of Approved Costs toward the acquisition and/or construction of the Units.

     (q) Lender shall have received an executed copy of the Construction Contract between Borrower and Contractor for the construction of the Improvements, which Construction Contract shall have been approved by Lender, which approval shall not be unreasonably withheld or delayed.

     (r) Lender shall have received a copy of the building permit and all other permits required by all Governmental Authority which are required to permit construction of the Improvements, if applicable.

     (s) Lender shall have received from Borrower evidence that Borrower is ready, willing and able to consummate the acquisition of at least eighty-five (85) Units.

     (t) Lender shall have received from Borrower such other instruments, evidence or certificates as it may reasonably require.

     3.02  Conditions to Advances for Subsequent Acquisition of Additional Lots.
           --------------------------------------------------------------------
The obligation of Lender to make future Advances for the acquisition of additional Lots by Borrower is subject to the prior or simultaneous occurrence of each of the following conditions with respect to each such Lot (provided, however, in the event any of the requirements below have previously been satisfied with respect to a larger property of which such lot is a part, such requirement shall, at the discretion of Lender, be deemed satisfied):

     (a) Borrower shall have furnished the Title Insurance to Lender, at the sole expense of Borrower (provided that the amount of such Title
          Insurance shall be equal to the amount advanced by Lender in connection with such acquisition).

     (b) Borrower shall have furnished to Lender a current survey of such Lot, certified by a registered surveyor or engineer, to Lender, Borrower, and the Title Insurance Company, showing all easements, building or setback lines, rights-of-way and dedications affecting such Lot, showing no state of facts objectionable to Lender, and otherwise in form acceptable to Lender.

     (c) Borrower shall have furnished to Lender, in form and substance satisfactory to Lender, letters from appropriate utility companies and each applicable Governmental Authority evidencing the availability, when needed, of all necessary utilities at such Lot, including sanitary sewer facilities, storm sewer facilities, public water, telephone, electricity, and municipal services.

     (d) Borrower shall have furnished to Lender, in form and substance satisfactory to Lender, letters from each applicable Governmental Authority evidencing that the present and proposed use of such Lot and construction thereon complies with all Governmental Requirements. Further, Borrower shall have furnished to Lender evidence that the present and proposed use of such and construction of the improvements contemplated thereon complies with all applicable deed restrictions and other restrictive covenants affecting such Lot.

     (e) Borrower shall have furnished to Lender all soils and geological tests and reports with respect to such Lot, which reports shall contain no fact or condition which is unacceptable to Lender.

     (f) Borrower shall have furnished to Lender a Phase I Environmental Site Assessment of such Lot, the form and substance of such report and the professional firm conducting such audit and preparing such report to be satisfactory to Lender.

     (g) Lender shall have received, and approved, evidence that the insurance policy or policies required to be obtained and maintained by Borrower pursuant to the terms of the Deed of Trust apply to such Lot.

     (h) Lender shall have received from Borrower an additional deed of trust, in form acceptable to Lender, with respect to each such Lot, conveying such Lot to further secure the Loan, such deed of trust being cross-collateralized to the Deed of Trust and any other deeds of trust covering other Lots acquired subsequent to the date hereof.

     (i) Lender shall have received evidence that the Construction Contract between Borrower and Contractor covers such Lot.

     (j) Lender shall have received a copy of the building permit and all other permits required by all Governmental Authority which are required to permit construction and rehabilitation of such Lot, if applicable.

     (k) Lender shall have received from Borrower such other Loan Documents, instruments, evidence or certificates as it may reasonably require.

     3.03  Conditions  to  Advances  for  Improvements. Once Lender has made the
           -------------------------------------------
Initial Advance, except as provided in Section 3.02 no further Advances shall be
                                       ------------
made  by Lender until each of the conditions set forth in this Section 3.03 have
                                                              -------------
been satisfied or waived by Lender in writing. The obligation of Lender to make each Advance hereunder for Improvements shall be subject to the prior or simultaneous occurrence or satisfaction of each of the following conditions:

     (a) Lender shall have received from Borrower a Request for Advance, fully completed and accompanied by all required invoices, billing statements, and lien releases, duly executed by Borrower, which Request for Advance (except with respect to the Initial Advance) shall be provided by Borrower to the Lender and to the Inspecting Architect not less than ten (10) days prior to the date Borrower requests that such Advance be funded.

     (b) At Lender's request, Lender shall have received a title report dated within five (5) days of the requested Advance from the Title Insurance Company showing no state of facts objectionable to Lender, including, but not limited to, a showing that title to the Land is vested in Borrower and that no claim for mechanics' or materialmen's liens has been filed against the Project.

     (c) The representations and warranties made by Borrower, as contained in this Agreement and in all other Loan Documents, shall be true and correct in all material respects as of the date of each Advance; and if requested by Lender, Borrower shall give a certificate to Lender to that effect.

     (d) The covenants made by Borrower to Lender, as contained in this Agreement and in all other Loan Documents, shall have been fully complied with, except to the extent such compliance may be limited by the passage of time or the completion of construction of the Improvements.

     (e) Except in connection with the Initial Advance, Lender shall have received a list of all subcontractors and materialmen involved in the construction of the Improvements, which will provide work or materials in excess of $5,000 each.

     (f) Except in connection with the Initial Advance, Lender shall have received the Performance and Payment Bonds referred to in Section 5.17
                                                                    ------------
          hereinafter.

     (g) Except in connection with the Initial Advance, Lender shall have received from Borrower a certificate on A.I.A. Form G 702 and Form G 703, as appropriate (or such other forms required by Lender), completed, executed and sworn to by Borrower and Contractor and with the Inspecting Architect's approval noted thereon, stating that the requested amount does not exceed ninety percent (90%) of the then unpaid cost of construction of the Improvements since the last certificate furnished hereunder; and that said construction was performed substantially in accordance with the Plans and Specifications.

     (h) Borrower shall have received, and have furnished to Lender, from each contractor, subcontractor and materialman providing labor or materials in excess of $5,000, an invoice, lien waiver and such other instruments and documents as Lender may from time to time specify, in form and content, and containing such certifications, approvals and other data and information, as Lender may require. The invoice, lien waiver and other documents shall cover and be based upon work actually completed or materials actually furnished as certified by the certificate  required  in  Section  3.03(g).  The lien waiver of  each
                                     ----------------
          contractor, subcontractor and materialman providing labor or materials in excess of $5,000 shall be received by Lender or Borrower's Architect simultaneously with the making of any Advance hereunder for the benefit of such contractor or materialman.

     (i) Lender shall have received an Affidavit for Payment, duly executed by Borrower.

     (j)  There  shall  exist  no  Event  of  Default  under the Loan Documents.

     (k) The Improvements shall not have been materially injured, damaged or destroyed by fire or other casualty, nor shall any part of the Project be subject to condemnation proceedings or negotiations for sale in lieu thereof.

     (l) All work typically done at the stage of construction when the Advance is requested shall have been done, and all materials, supplies, chattels and fixtures typically furnished or installed at such stage of construction shall have been furnished or installed.

     (m)  Except  as  otherwise permitted by Section 5.16 of this Agreement, all
                                             ------------
          personal property not yet incorporated into the Project but which is to be paid for out of such Advance, must then be located upon the Land and Lender shall have received evidence thereof.

     (n) Borrower shall have complied with all requirements of the Inspecting Architect.

     3.04     Advance Not A Waiver. No Advance of the proceeds of the Loan shall
              --------------------
constitute a waiver of any of the conditions of Lender's obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any such Advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinafter provided.

     3.05     Borrower's  Deposit. Subject to the provisions of Section 2.05 and
              -------------------                               ------------
Section  2.06  of  this  Agreement, if (i) at any time Lender shall, in its sole
-------------
discretion, deem that the undisbursed proceeds of any Allocation are insufficient to meet the costs of completing the work contemplated to be completed by such Allocation or to pay the expenses contemplated to be paid by such Allocation, or (ii) at any time Lender shall, in its sole discretion, deem that the undisbursed proceeds of the Loan are insufficient to meet the costs of completing construction of the Project, plus the costs of insurance, ad valorem taxes and other normal costs of the Project, then in either of such events, Lender may refuse to make any additional Advances to Borrower hereunder until Borrower shall have deposited with Lender sufficient additional funds to cover the deficiency which Lender deems to exist. Such additional funds (herein referred to as the "Borrower's Deposit") will be disbursed by Lender to Borrower pursuant to the terms and conditions hereof as if they constituted a portion of the Loan being made hereunder. Borrower agrees upon ten (10) days' written demand by Lender to deposit with Lender such additional funds.

     3.06     Advance Not An Approval. The making of any Advance or part thereof
              -----------------------
shall not be deemed an approval or acceptance by Lender of the work theretofore done. Lender shall have no obligation to make any Advance or part thereof after the happening of any Event of Default, but shall have the right and option so to do; provided that if Lender elects to make any such Advance, no such Advance shall be deemed to be either a waiver of the right to demand payment of the Loan, or any part thereof, or an obligation to make any other Advance.

     3.07     Time  and  Place  of Advances.  All Advances are to be made at the
              -----------------------------
office of Lender, or at such other place as Lender may designate; and Lender shall require ten (10) days' prior notice in writing before the making of any such Advance. All Advances (excluding direct disbursements) are to be made by direct deposit into the Construction Advance Account. In the event Borrower shall part with or be in any manner whatever deprived of Borrower's interests in and to the Land, except pursuant to Article XI hereof, Lender may, at Lender's
                                      ----------
option but without any obligation to do so, continue to make Advances under this Agreement, and subject to all its terms and conditions, to such person or persons as may succeed to Borrower's title and interest, and all sums so disbursed shall be deemed Advances under this Agreement and secured by the Deed of Trust and all other liens or security interests securing the Loan.

     3.08  Amount of Initial Advance. Subject to the satisfaction of each of the
           -------------------------
conditions set forth herein, at the closing of the Loan, Lender shall make an Initial Advance in an amount not in excess of $1,550,000.00, to fund a portion
                                                ------------
of  the  acquisition  of  the  initial  Units.

     3.09     Other  Advances. Subsequent to the Initial Advance, and subject to
              ---------------
compliance by Borrower with the terms and conditions set forth herein, Lender will make Advances in accordance with the procedures set forth herein from time to time during the progress of construction of the Project. Advances under the Loan will be made only monthly and shall not be made until Borrower has fully complied with all the terms and conditions set forth in this Agreement. The Inspecting Architect shall periodically (but not less frequently than every thirty (30) days) inspect the progress of the work and shall submit to Lender reports of the progress of the work.

     3.10     Retainage. An  amount  equal  to  ten percent (10%) of the cost of
              ---------
construction and rehabilitation of the Improvements shall be retained by Lender and shall be paid over by Lender to Borrower when all of the following have occurred:

     (a) Lender has received a completion certificate prepared by the inspecting Architect and executed by Borrower stating that the Improvements have been substantially completed;

     (b) if necessary, the applicable Governmental Authority shall have issued all certificates of compliance and certificates of occupancy for the Improvements; and

     (c) thirty (30) days shall have elapsed from the later of (i) the date of completion of the Improvements, as specified in Texas Property Code Sec. 53.106, if the Affidavit of Completion provided for in this Agreement is filed within ten (10) days after such date of completion, or (ii) the date of filing of such Affidavit of Completion, if such Affidavit of Completion is filed ten (10) days or more after the date of the completion of the Improvements, as specified in Texas Property Code Section 53.106.

                                   ARTICLE IV.

                         WARRANTIES AND REPRESENTATIONS

     Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of this Agreement, that:

     4.01  Governmental  Requirements.  No  violation  of  any  Governmental
           --------------------------
Requirements exists or will exist with respect to the Project and neither the Borrower nor any Guarantor are, nor will they be, in default with respect to any Governmental Requirements.

4.02     Utility  Services. All utility services of sufficient size and capacity
         -----------------
necessary for the construction of the Improvements and the operation thereof for their intended purposes are available at the property line of the Land for connection to the Improvements, including potable water supply, storm and waste water facilities, and gas, electric and telephone facilities, and written permission has been obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services.

     4.03  Access.  All off-site roads necessary for the full utilization of the
           ------
Improvements for their intended purposes have been completed or the necessary rights-of-way therefor have either been acquired by the appropriate Governmental Authority or have been dedicated to the public use and accepted by such Governmental Authority, and all necessary steps have been taken by Borrower and such Governmental Authority to assure that the construction and installation thereof will be completed prior to the Completion Date.

     4.04     No  Commencement.  As  of  the date of this Agreement, no steps to
              ----------------
commence construction or rehabilitation of the Improvements, including steps to clear or otherwise prepare the Land for construction thereon or the delivery of material for use in construction or rehabilitation of the Improvements, have been taken, nor has any contract or other agreement for construction thereon been entered into, for furnishing materials for such construction or for any other purpose, the performance of which by the other party thereto would give rise to a lien on the Land.

     4.05  Year  2000.  To  the  best  of  Borrower's  knowledge and belief, all
           ----------
software, hardware and critical systems used by Borrower and its subsidiaries, if any, in the conduct of Borrower's and such subsidiaries' business ("Borrower's Computer Items") will record, store, process and present calendar dates falling on or after January 1, 2000, and all information pertaining to such dates accurately. Borrower's Computer Items will have all appropriate capability and compatibility for handling century-aware or year-2000 compliant data, and the data related user interface functions, data fields and data related program instructions and functions of Borrower's Computer Items will include the indication of the century.

                                   ARTICLE V.

                              COVENANTS OF BORROWER

     Borrower hereby unconditionally covenants and agrees with Lender that until the Loan shall have been paid in full and the lien of the Deed of Trust shall have been released:

     5.01  Commencement  and Completion. Borrower will cause the construction of
           ----------------------------
the Improvements to commence by the Commencement Date and to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications such that the Completion of the Improvements occurs on or before the Completion Date, free and clear of liens or claims for liens for material supplied and for labor and services performed in connection with the construction of the Improvements.

     5.02     No  Change.  Borrower  will not, without the prior written consent
              ----------
of Lender, amend, alter or change, pursuant to change order, amendments or otherwise, the Plans and Specifications or the Construction Contract if the cost of making such change increases or decreases the Project Budget by greater than $10,000.00 with respect to any single change or if the cumulative increase or decrease to the Project Budget, taking into account all prior changes whether approved by Lender or not, exceeds $50,000.00. Any amendment, alteration or change to the Construction Contract consented to by Lender shall be executed by Borrower, Borrower's Architect, Contractor and Lender.

     5.03     Use  of Advances. Borrower will receive the Advances and will hold
              ----------------
same as a trust fund for the purpose of paying the cost of construction of the Project and related nonconstruction costs and other Approved Costs related to the Project as provided for herein. Borrower will apply the same promptly to the payment of the costs and expenses for which each Advance is made and will not use any part thereof for any other purpose.

     5.04     Lender's  Expenses.  Borrower  will  reimburse  Lender  for  all
              ------------------
reasonable expenses of Lender, including reasonable attorneys' fees, incurred in connection with the preparation, execution, delivery and performance of the Loan Documents and in connection with the closing of the Loan, including any post-closing covenants and obligations relating to the Loan. Borrower will also reimburse Lender for all expenses of Lender incurred in connection with obtaining any Appraisal or in connection with services performed by the Inspecting Architect.

     5.05     Defects and Variances. Borrower will, upon demand of Lender and at
              ---------------------
Borrower's sole expense, correct any structural defect in the Improvements or any variance (other than a minor variance which does not adversely affect the structural integrity or the value of the Project) from the Plans and Specifications not approved in writing by Lender in a commercially reasonable manner and time frame.

     5.06     Estoppel  Certificates.   Borrower  will  deliver  to  Lender,
              ----------------------
promptly after request therefor, estoppel certificates or written statements, duly acknowledged, stating the amount that has then been advanced to Borrower under this Agreement, the amount due on the Note, and whether any offsets or defenses exist against the Note or any of the other Loan Documents.

     5.07     Inspecting Architect.  Lender  shall  retain  the  services of the
              --------------------
Inspecting Architect and shall pay the fees and expenses of the Inspecting Architect in connection with the performance of the Inspecting Architect's duties. Borrower will reimburse to Lender within ten (10) days after written request therefor the fees and expenses of the Inspecting Architect incurred by Lender. Borrower will cooperate with the Inspecting Architect and will cause Borrower's Architect, each Contractor, each subcontractor and the employees of each of them to cooperate with the Inspecting Architect and, upon request, will furnish the Inspecting Architect whatever the Inspecting Architect may consider necessary or useful in connection with the performance of the Inspecting Architect's duties. Without limiting the generality of the foregoing, Borrower shall furnish or cause to be furnished such items as working details, Plans and Specifications and details thereof, samples of materials, licenses, permits, certificates of public authorities, building codes and copies of the contracts between Borrower and Contractor. Borrower will permit Lender, the Inspecting Architect and their representatives to enter the Project for the purposes of inspecting same. If the Inspecting

Architect shall be, or for any reason becomes, disqualified or unable to act or continue to act as Inspecting Architect, or if Lender in its sole discretion desires, Lender may appoint a successor Inspecting Architect; and any such successor shall have the same duties to Lender and shall be entitled to the same cooperation as if he had originally been named herein. Borrower acknowledges that the duties of the Inspecting Architect run solely to Lender and that the Inspecting Architect shall have no obligations or responsibilities whatsoever to Borrower, Contractor or to any of Borrower's or Contractor's agents, employees, or subcontractors.

     5.08  Brokers.  Borrower  will  indemnify  Lender  from  claims  of brokers
           -------
claiming by, through or under Borrower arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

     5.09  Personality  and  Fixtures.  Borrower  will  deliver  to  Lender,  on
           --------------------------
demand, copies of any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Project or subject to the lien of the Deed of Trust or to the security interest of the Security Agreement.

     5.10  Compliance  with  Governmental  Requirements.  Borrower  will  comply
           --------------------------------------------
promptly  with  all  Governmental  Requirements.

     5.11  Compliance with Restrictive Covenants.  Borrower will comply with all
           -------------------------------------
restrictive covenants, if any, affecting the Land. Construction of the Improvements will be performed in a good and workmanlike manner, within the perimeter boundaries of the Land and within all applicable building and setback lines in accordance with all Governmental Requirements and the Plans and Specifications. There are, and will be, no structural defects in the Improvements.

     5.12  Affidavit  of  Commencement.  Borrower shall, within ten (10) days
           ---------------------------
after the Commencement Date, but not before construction or rehabilitation of the Improvements has actually begun, file in the appropriate records of the county in which the Land is situated, an Affidavit of Commencement in the form of Exhibit "B" attached hereto and incorporated herein by this reference, duly
    -----------
executed by Borrower and Contractor. The date of commencement of work set forth in such Affidavit of Commencement shall not be the date of or prior to the date on which the Deed of Trust was recorded.

     5.13     Affidavit  of  Completion.  Borrower shall file in the appropriate
              -------------------------
records in the county in which the Land is situated, within ten (10) days after construction of the Improvements has been completed, an Affidavit of Completion in the form of Exhibit "C" attached hereto and incorporated herein by this
                   ------------
reference.

     5.14  Payment  of  Expenses.  Borrower  shall  pay  all  costs and expenses
           ---------------------
relating to the Project and for which an Advance is made by checks drawn on the Construction Advance Account.

     5.15     Notices Received.  Borrower will promptly deliver to Lender a true
              ----------------
and correct copy of all notices of default, and any correspondence or notices from any Governmental Authority, received by Borrower from any person or entity with respect to Borrower, any Guarantor, the Project, or any or all of them.

     5.16  Storage  of  Materials.  Borrower  shall cause all materials supplied
           ----------------------
for, or intended to be utilized in, the construction of any part of the Project, but not affixed to or incorporated into the Improvements or the Land, to be stored on the Land or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent loss, theft, damage or commingling with other materials or projects.

     5.17   Delivery  of  Operating  Reports and Financial Statements.  Borrower
            ---------------------------------------------------------
agrees to deliver to Lender the Financial Statements for the Project at the time and in the manner required by the Deed of Trust.

                                   ARTICLE VI.

                                   ASSIGNMENTS

     6.01  Assignment of Construction Contract.  As  additional security for the
           -----------------------------------
payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

     (a) Borrower represents and warrants that the copy of each Construction Contract it will furnish to Lender is a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

     (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Construction Contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

     (c) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action.

     (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each Construction Contract.

     (e) Prior to the occurrence of an event of default, Borrower shall have the right to exercise its rights as owner under each Construction Contract, provided that, except as otherwise provided herein, Borrower shall not cancel or amend any Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

     (f) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Project and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

                                  ARTICLE VII.

                                EVENTS OF DEFAULT

     7.01  Events of Default. The following shall constitute "Events of Default"
           -----------------
hereunder:

     (a) If Borrower shall fail to comply with any of the covenants, duties or obligations of Borrower in this Agreement (excluding, however, any failure by Borrower to make any payments which are due and payable pursuant to the terms and provisions of the Note, as to which failure Borrower shall not be entitled to any notice or opportunity to cure) and such failure shall either be incurable or, if curable, shall remain uncured for a period of twenty (20) days after the date Lender gives written notice thereof to Borrower; provided, however, if such default is one which cannot be cured within such twenty (20) day period through no fault of Borrower, Borrower shall not be in default so long as it has commenced the cure of such default within such twenty (20) day period and thereafter diligently prosecutes same to completion, but in any event within sixty (60) days after the date Lender gives written notice thereof to Borrower.

     (b) If an event of default shall occur under any of the Loan Documents (including, without limitation, the Guaranty), which event of default shall continue beyond the period of notice, if any, and opportunity to cure, if any, provided for in any such Loan Document;

     (c) If the construction of the Improvements are, at any time, (i) discontinued due to acts or matters within Borrower's control for a period of ten (10) or more consecutive days, (ii) not carried out with reasonable dispatch, or (iii) not completed by the Completion Date;

     (d) If Borrower is unable to satisfy any condition of Borrower's right to receive an Advance hereunder for a period in excess of thirty (30) days after Lender's refusal to make any further Advances;

     (e) If Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles intended to be incorporated in the Project or the appurtenances thereto, or covering articles of personal property placed in the Project, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased in such a manner that the ownership thereof vests unconditionally in Borrower, free from encumbrances, on delivery at the Land, or if Borrower does not produce to Lender upon reasonable demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them, under which Borrower claims title to such materials, fixtures and articles;

     (f) If any levy, attachment or garnishment is issued, or if any lien for the performance of work or the supply of materials is filed, against any part of the Project and remains unsatisfied or unbonded following the earlier of(i) twenty (20) days after the date of filing thereof, or (ii) the requesting by Borrower of an Advance;

     (g) If any statement, representation or warranty in this Agreement or in any of the other Loan Documents is false, misleading or erroneous in any material respect; or,

     (h) if the Construction Contract is amended or modified (except as is expressly permitted herein) or terminated without Lender's prior written consent.

     7.02 Remedies.  Lender shall have the right, upon the happening of an Event
          --------
of Default, in addition to any rights or remedies available to it under all other Loan Documents, to enter into possession of the Project and perform any and all work and labor necessary to complete the Improvements. All amounts so expended by Lender shall be deemed to have been disbursed to Borrower as Loan proceeds and secured by the Deed of Trust. For this purpose, Borrower hereby constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution to complete the Improvements in the name of Borrower, and hereby empowers Lender, acting as Borrower's attorney-in-fact, effective upon the occurrence of an Event of Default, as follows: to use any funds of Borrower, including any balance which may be held in escrow, any Borrower's Deposit and any funds which may remain unadvanced hereunder, for the purpose of completing the Improvements; to continue all or any existing construction contracts or subcontracts; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against the Project, or may be necessary or desirable for the completion of the work or the clearing of title; to execute all the applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Improvements which Borrower could do in Borrower's own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Lender, acting as Borrower's attorney-in-fact after the occurrence of an Event of Default, shall also have power to prosecute and defend all actions or proceedings in connection with the Project and to take such action and require such performance as is deemed necessary.

                                 ARTICLE VIII.

LENDER'S  DISCLAIMERS  -  BORROWER'S  INDEMNITIES

     8.01     No Obligation by  Lender to Construct.  Lender has no liability or
              -------------------------------------
obligation whatsoever or howsoever in connection with the Project or the development, construction or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds as herein agreed. Lender is not obligated to inspect the Project nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Project, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower or any Guarantor to Lender nor to any other person, firm or entity. Nothing, including without limitation any disbursement of Loan proceeds or of the Borrower's Deposit nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender's part.

     8.02     No  Obligation by Lender to Operate.  Any term or condition of any
              -----------------------------------
of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower or any Guarantor. Any term or condition of the Loan Documents which permits Lender to disburse funds, whether from the proceeds of the Loan, the Borrower's Deposit or otherwise, or to take or refrain from taking any action with respect to Borrower, any Guarantor, the Project or any other collateral for repayment of the Loan, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and any Guarantor, and to maintain and preserve the security given by Borrower to Lender for the Loan, and may not be relied upon by any other person. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or any Guarantor and no term or condition of the Loan Documents, shall be construed otherwise.
Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower, Guarantor and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower, Guarantor and Lender is solely that of borrower, guarantor and lender. BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD LENDER HARMLESS FROM AND AGAINST ANY COST, EXPENSE OR LIABILITY INCURRED OR SUFFERED BY LENDER AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY OBLIGATION OR RESPONSIBILITY OF LENDER FOR THE MANAGEMENT, OPERATION AND CONDUCT OF THE BUSINESS AND AFFAIRS OF BORROWER OR GUARANTOR, OR AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY LIABILITY OR
RESPONSIBILITY OF LENDER FOR THE PAYMENT OR PERFORMANCE OF ANY INDEBTEDNESS OR OBLIGATION OF BORROWER OR GUARANTOR; PROVIDED HOWEVER, THE FOREGOING

INDEMNITY SHALL NOT INCLUDE ANY LIABILITY, LOSS OR DAMAGE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER OR ITS AGENTS.

     8.03     No  Third  Party  Beneficiaries.  The  benefits  of this Agreement
              -------------------------------
shall not inure to any third party, nor shall this Agreement be construed to make or render Lender liable to any materialmen, subcontractors, contractors, laborers or others for goods and materials supplied or work and labor furnished in connection with the construction of the Project or for debts or claims accruing to any such persons or entities against Borrower. Lender shall not be liable for the manner in which any Advances under this Agreement may be applied by Borrower and Borrower's contractors. Notwithstanding anything contained in the Loan Documents, or any conduct or course of conduct by the parties hereto, before or after signing the Loan Documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees, in favor of any contractor, subcontractor, supplier of labor or materials, or any of their respective creditors, or any other person or entity other than Borrower. Without limiting the generality of the foregoing, Advances made to any contractor, subcontractor or supplier of labor or materials, pursuant to any Requests for Advances, whether or not such request is required to be approved by Borrower, shall not be deemed a recognition by Lender of a third party beneficiary status of any such person or entity.

     8.04  No  Agency.  Nothing  herein  shall  be  construed  as  making  or
           ----------
constituting Lender as the agent of Borrower in making payments pursuant to any construction contracts or subcontracts entered into by Borrower for construction of the Project or otherwise. The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation (including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby. Borrower shall have no right to rely on any procedures required by Lender, Borrower hereby acknowledging that Borrower has sole responsibility for constructing the Project and paying for work done in accordance therewith and that Borrower has solely, on Borrower's own behalf, selected or approved each contractor, each subcontractor and each materialman, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.

8.05  Indemnity  by  Borrower.  BORROWER  HEREBY  INDEMNIFIES  LENDER  AND
      -----------------------
EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; PROVIDED HOWEVER, THE FOREGOING INDEMNITY SHALL NOT INCLUDE ANY LIABILITY, LOSS OR DAMAGE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER OR ITS AGENTS. Without intending to limit the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any Loan Document, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement, which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including, without limitation, legal fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand, Borrower shall assume in full the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. Lender may, in its sole discretion, make any payments sustained or incurred by reason of any of the foregoing; and Borrower shall immediately repay to Lender, in cash and not with proceeds of the Loan, the amount of such payment, with interest thereon at the maximum rate of interest permitted by applicable law from the date of such payment. Lender shall have the right to join Borrower as a party defendant in any legal action brought against Lender, and Borrower hereby consents to the entry of an order making Borrower a party defendant to any such action.

                                   ARTICLE IX.

     In consideration of Lender's originating the Loan to Borrower contemplated hereby and of the commitment of Lender to make the proceeds of the Loan available to Borrower from time to time during the term of, and as so stated in, this Agreement, Borrower agrees to pay to Lender prior to or simultaneously with the Initial Advance the Commitment Fee.

                                   ARTICLE X.

                       PARTIAL RELEASE OF LIEN PROVISIONS

     Lender or any subsequent owner or holder of the Note and the indebtedness evidenced thereby shall execute and deliver to Borrower, within three (3) business days after a request by Borrower therefor, a partial release of individual Units comprising the Improvements, together with all rights appurtenant to any such Unit, upon satisfaction of each of the following conditions: (a) payment by Borrower to Lender (for application against the unpaid principal amount of the Note) of an amount equal to the lesser of (i) the greater of (A) $36.41 times the number of square feet contained in such Unit (the "Square Foot Release Amount"), or (B) the net sales proceeds from the sale of such Unit, or (ii) the unpaid principal balance of the Note (the "Partial Release Price"); (b) no Event of Default has occurred and is then continuing under the Loan Documents; and (c) payment by Borrower to Lender, contemporaneously with its request for a partial release, of all reasonable costs and expenses, including, without limitation, reasonable attorney's fees, incurred by Lender in connection with Lender's review of such partial release request. For purposes of this Article X, the term "net sales proceeds" shall
                                  ---------
mean the gross proceeds of the sale of any Unit, less all of the closing costs paid by Borrower which are directly attributable to the sale, including but not limited to surveys, title policies, commissions, and property taxes. Notwithstanding the foregoing, until such time as an aggregate of $300,000.00 has been deposited by Borrower into the Construction Reserve Account, in connection with the release of such Unit, Lender will allow Borrower to deposit into the

Construction Reserve Account an amount equal to the amount by which the net sales proceeds derived from the sale of such Unit exceed the Square Foot Release Amount for such Unit. The funds in the Construction Reserve Account shall be released to Borrower in accordance with the provisions of Section 3.03 of this
                                                            ------------
Agreement, and shall only be disbursed to Borrower for (i) use in connection with the construction of the Improvements, (ii) Payment of the monthly interest payments due under the Rampart Loan, or (iii) payment of the Partial Release Price in connection with the sale and release of additional Units.

                                  ARTICLE XI.

                                 MISCELLANEOUS

     11.01  Successors  and  Assigns.  This Agreement shall be binding upon, and
            ------------------------
shall inure to the benefit of, Borrower and Lender, and their respective heirs, legal representatives, successors and assigns, provided that Borrower may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

     11.02  Headings.  The  Article, Section, and Subsection entitlements hereof
            --------
are inserted for convenience of reference only and shall in no way alter, modify, define or be used in construing the text of such Articles, Sections or Subsections.

     11.03     Survival.  The  provisions  hereof shall survive the execution of
               --------
all instruments herein mentioned, shall continue in full force and effect until the Loan has been paid in full and shall not be affected by any investigation made by any party. This instrument may be amended only by an instrument in writing executed by the parties hereto.

     11.04  CONTROLLING  AGREEMENT;  APPLICABLE  LAW.  THIS  AGREEMENT  SHALL BE
            ----------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND GUARANTOR AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, SHALL BE LAID IN HARRIS COUNTY, TEXAS.

     11.05  Notices.  Any  notice  required  or permitted to be given  hereunder
            -------
shall be in writing and shall be considered properly given if in accordance with the procedures for giving notice which are set forth in Section 12.5 of the Deed of Trust.

     11.06  Reliance  by  Lender. Lender is relying and is entitled to rely upon
            --------------------
each and all of the provisions of this Agreement; and accordingly, if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

     11.07  Participations.  Lender  shall  have the right at any  time and from
            --------------
time to time to grant participations in the Note and any other Loan Documents. Each participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency
(whether the participant is subject to the circular or not). In the event that Lender grants participations in the Note and any other Loan Documents, Lender shall remain the lead lender, and Lender shall, subject to the terms and provisions set forth herein, remain fully obligated to make Advances in accordance with the terms and provisions of the Loan Documents. Borrower shall not be obligated to deal with any participant in connection with the funding and administration of the Loan.


     11.08  ENTIRE  AGREEMENT.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
            --------------------------------------------------------------------
AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
--------------------------------------------------------------------------------
CONTEMPORANEOUS  OR  SUBSEQUENT  ORAL  AGREEMENTS  OF  THE  PARTIES.
-------------------------------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     -----------------------------------------------------------

     11.09  Superseding Effect. In the event of a conflict between the terms and
            ------------------
conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                 BORROWER:
                                 --------

                                 GREATER  HOUSTON  GULF  PARTNERS,
                                 LTD.,  a Texas limited partnership

                                 By: Greater Houston Gulf Partners, G.P., Inc., a Texas corporation


                                      By: /s/  J. H. Carpenter
                                         ---------------------------------------
                                            J. H. Carpenter,  President

                                 LENDER:
                                 ------

                                 SOUTHWEST BANK OF TEXAS, N.A., a national banking association


                                 By:  /s/  Noel M. Byrne
                                    --------------------------------------------
                                            Noel M. Byrne, Senior Vice President


List of Exhibits
----------------

Exhibit  "A"  -  Property Description
Exhibit  "B"  -  Affidavit of Commencement
Exhibit  "C"  -  Affidavit of Completion
Exhibit  "D"  -  Project  Budget
Exhibit  "E"  -  Affidavit for Payment
Exhibit  "F"  -  Request for Advance